Subsequent Events	12 Months Ended
Dec. 31, 2014
Subsequent Events [Abstract]
Subsequent Events
(24)	Subsequent Events:

On January 20, 2015, the Kentucky Department of Financial Institutions approved a special request of the Bank’s Board of Directors to pay a $16.0 million dividend to the Company. The approval for the Bank to pay the dividend is valid for twelve months. The Bank and Corporation expect to be well capitalized and meet all capital requirements under Basel III after the payment of this dividend.

On February 2, 2015, the Bank paid an $8.3 million dividend to the Corporation. The dividend proceeds were used to make two purchases of treasury stock, one for 80,000 shares and one for 534,943 shares.

On February 27, 2015, the Company implemented the HopFed Bancorp, Inc. 2015 Employee Stock Ownership Plan (the “ESOP”) which covers substantially all employees who are at least 21 years old with at least one year of employment with the Corporation and Heritage Bank USA, Inc. (the “Bank”), the Company’s commercial bank subsidiary. Employer contributions to the ESOP are expected to replace matching and profit sharing contributions to the Heritage Bank 401(k) Plan sponsored by the Bank. The ESOP has three individuals who have been selected by the Company to serve as trustees. A directed corporate trustee has also been appointed. The ESOP will be administered by a committee (the “Committee”) composed of three or more individuals selected by the Company or its designee. Until the Committee is appointed, the trustees will carry out the duties and responsibilities of the Committee.

The 2015 ESOP has filed a Notice of Change of Control with the Federal Reserve Bank of St. Louis. The notice is required for the 2015 ESOP to exceed 9.9% ownership of the Company’s stock. If approved, the 2015 ESOP may elect to acquire up to 1.0 million shares of the Company’s treasury stock. Beginning in 2015, the Company will utilize the 2015 ESOP as the primary retirement benefit for its employees. The Company will continue to offer a 401-K plan for its employees but will no longer contribute for the benefit of its employees.

On March 2, 2015, the ESOP entered into a loan agreement with the Corporation to borrow up to $13,500,000 to purchase up to 1,000,000 shares common stock (“ESOP Loan”). On the same date, the ESOP purchased an initial block of 600,000 shares from the Corporation at a cost of $7,884,000 using the proceeds of the ESOP Loan. In accordance with the ESOP Loan documents, the common stock purchased by the ESOP serves as collateral for the ESOP Loan. The ESOP Loan will be repaid principally from discretionary contributions by the Bank to the ESOP over a period ending no later than December 31, 2040. The ESOP Loan documents provide that the ESOP Loan may be repaid over a shorter period, without penalty for prepayments. The interest rate on the ESOP Loan is 3.0%. Shares purchased by the ESOP will be held in a suspense account for allocation among participants as the ESOP Loan is repaid. The ESOP shares are dividend paying. Dividends on the shares will be used to repay the ESOP Loan.

On January 1, 2015, FFKY was sold and merged into Community Bank Shares of Indiana, Inc. (“CBIN”) with CBIN being the surviving Company. On January 20, 2015, the Company was informed in writing by Wilmington Trust, trustee for the debentures, that CBIN terminated the interest extension period of the debenture by making a deposit equal to all amounts due, including compounded interest, with Wilmington Trust. The Company expects to receive approximately $871,000 of past due interest on March 16, 2015.